*	CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A
CONFIDENTIAL TREATMENT REQUEST.



January 8, 1997
Our Ref: B96-7701-RJTL-RJ0350-002



Atlantic Coast Airlines
1 Export Drive,
Sterling, Virginia,
U.S.A. 20164


Gentlemen,

Letter Agreement No. 002 to Purchase Agreement No. RJ-0350 dated January 8, 1997 (the "Agreement" between Bombardier Inc. ("BRAD") and Atlantic Coast Airlines ("Buyer") relating to the purchase of twelve (12) Canadair Regional Jet Aircraft (the "Aircraft")

Subject:		Conditions Precedent

1.0	This letter constitutes an integral part of the Agreement and evidences our further agreement with the matters set forth below. All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

2.0	In consideration of Buyer having entered into the above referenced
Agreement for the purchase of twelve (12) Aircraft, BRAD and Buyer agree that the Agreement is subject to the following conditions:

2.1	*


*



2.2	Board Approval

BRAD and Buyer confirm to each other they have each obtained the required authorizations and fulfilled any conditions applicable to enable each of them to enter into this Agreement, except that Buyer's final acceptance of the Agreement will be conditioned on the approval of Buyer's Board of Directors to be obtained ten (10) business days following execution of the Agreement, failing receipt of which, either party may terminate this Agreement by providing ten (10) days prior notice.


2.3	*










3.0	The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of BRAD.





Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.


Yours truly,
BOMBARDIER INC.



________________________				Date:_____________
Michel Bourgeois
Vice President, Contracts





Acknowledged and Accepted


Atlantic Coast Airlines



________________________				Date:_____________
James B. Glennon
Sr. Vice President and C.F.O.




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